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                                                                    Exhibit 23.1

                   Consent of Independent Public Accountants
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          As independent public accountants, we hereby consent to the incorporation of our reports dated February 6, 1997 for Hub Partnerships and Hub Group, Inc. included in this Form 10-K, into Hub Group, Inc.'s previously filed Registration Statement File No. 333-6327 on Form S-8.

                                  ARTHUR ANDERSEN  LLP


Chicago, Illinois
March 25, 1997